MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
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                                POWER OF ATTORNEY
           WITH RESPECT TO DREYFUS FEEDER FUND REGISTRATION STATEMENTS

         I, the undersigned trustee of the Mellon Institutional Funds Master Portfolio, a New York trust (the "Trust"), do hereby constitute and appoint Steven M. Anderson, Denise B. Kneeland, Barbara A. McCann and Patrick J. Sheppard, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of the Trust, any Registration Statement on Form N-1A or any other applicable registration form and any and all amendments thereto filed by the Dreyfus Premier Stock Funds with respect to the Dreyfus Premier Small Cap Equity Fund, Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund (each, a "Feeder Fund" and collectively, the "Feeder Funds") under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of each of the Feeder Fund's shares of beneficial interest. I hereby ratify and confirm my signature as it may be signed by said attorneys or each of them to any and all such Registration Statements and amendments to said Registration Statement. This power of attorney shall remain in effect with respect to a particular Feeder Fund until such time that a Feeder Fund discontinues investing substantially all of its investable assets in a corresponding series of the Trust, at which point this power of attorney shall be revoked with respect to that Feeder Fund only without any further action by the undersigned. Further, this power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Trust.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of December 2003.


/s/ Samuel C. Fleming                       /s/ Benjamin M. Friedman
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Samuel C. Fleming                           Benjamin M. Friedman

/s/ John H. Hewitt                          /s/ Caleb Loring III
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John H. Hewitt                              Caleb Loring III

/s/ Patrick J. Sheppard
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Patrick J. Sheppard